UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 7, 2010 (March 25, 2010)

BEST ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53260	02-0789714

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road; Suite 825 Houston, Texas	77056

(Address of principal executive offices)	(Zip Code)

    (713) 933-2600
(Registrant’s telephone number,
including area code)

______________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) On April 7, 2010, the Company announced that it had completed the Offering, the initial closing of which was previously disclosed in the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on March 26, 2010 and incorporated herein by reference (the “Prior Report”).  In connection with the subsequent closings of the Offering, the Company (i) entered into additional Subscription Agreements with the additional investors in the Offering in the form described in the Prior Report and (ii) agreed to issue additional warrants in the form described in the Prior Report.  A copy of the press release announcing the completion of the Offering is attached hereto as an exhibit and incorporated herein by reference.

In addition, effective as of March 25, 2010, the Company issued a five-year warrant to PNC Bank to purchase 1,750,000 shares of the Company’s common stock at an exercise price of $0.10 per share (the “PNC Warrant”) as required by the Company’s loan agreement with PNC Bank.  A copy of the PNC Warrant is attached hereto as an exhibit and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Effective as of March 31, 2010, the Company completed the Offering.  In connection with the subsequent closings of the Offering, the Company sold just over 8 additional Units for additional gross cash proceeds of $195,750.  The cash portion of the placement agent’s fees and commissions in connection with the subsequent closings of the Offering totaled approximately $20,000.  The Units were sold exclusively to accredited investors pursuant to (and otherwise complied with the requirements of) the exemption from registration provided by Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

Effective as of March 25, 2010, the Company issued the PNC Warrant.  The PNC Warrant was issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, in that the issuance of the PNC Warrant was a transaction by the Company not involving a public offering.  Facts supporting the applicability of this exemption include that (i) the recipient of the PNC Warrant is a sophisticated, knowledgeable and experienced investor, (ii) the PNC Warrant was issued through direct negotiations and did not involve general solicitation and (iii) the recipient of the PNC Warrant has agreed in writing that the PNC Warrant is not transferrable except in certain circumstances and that the PNC Warrant will not be transferred except in compliance with applicable federal and state securities laws.

The information provided under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits

10. 1	Common Stock Purchase Warrant dated March 25, 2010 issued by Best Energy Services, Inc. to PNC Bank, National Association.

99. 1	Press Release dated April 7, 2010 announcing the completion of a private equity offering by Best Energy Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2010

BEST ENERGY SERVICES, INC.

By:	/s/ Mark G. Harrington
Mark G. Harrington
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10. 1	Common Stock Purchase Warrant dated March 25, 2010 issued by Best Energy Services, Inc. to PNC Bank, National Association.

99. 1	Press Release dated April 7, 2010 announcing the completion of a private equity offering by Best Energy Services, Inc.